Scudder
International
Fund

Semiannual Report
September 30, 1996

Pure No-Load(TM) Funds

A fund offering opportunities for long-term growth of capital primarily from foreign equity securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                               Table of Contents

   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  16  Financial Statements
  19  Financial Highlights
  20  Notes to Financial Statements
  25  Report of Independent Accountants
  26  Investment Products and Services
  27  How to Contact Scudder


                                    In Brief


o For the six-month period ended September 30, 1996, Scudder International Fund provided a total return of 3.72%, comparing favorably to both the unmanaged MSCI EAFE plus Canada Index and the average international fund tracked by Lipper Analytical Services.


o In Europe, where slightly more than half of the Fund's assets are invested, growth is moderate and inflation benign. Industry consolidation and corporate restructuring are the principal themes driving our investment strategy in Europe.


o At 24% of Fund assets, our Japanese position is slightly underweight versus the MSCI index. We continue to focus on Japanese companies that we believe are beneficiaries of a weaker yen and companies geared to economic recovery.



                         2 - SCUDDER INTERNATIONAL FUND

                         Letter From the Fund's Chairman


Dear Shareholders,

     Your shareholder report has a new look which we hope you will enjoy. The new format is designed to enhance the attractiveness and readability of the annual and semiannual reports. Let us know what you think.

     In this age of electronic information we have also taken a look at our short-form quarterly reports, sent after the end of your fund's first and third fiscal quarters. Many shareholders have told us that these reports are no longer as useful as they once were, so they have been discontinued. Portfolio information, however, will be available on a more timely basis going forward -- each month in most cases -- through Scudder's Web site, Scudder's automated information line (SAIL), and by calling a Scudder Investor Relations representative.

     As detailed in the management discussion that follows, Scudder International Fund provided a total return of 3.72% for the six-month period covered by this report, outperforming international stocks in the aggregate. Going forward, a strong profit outlook for the European corporate sector and a gradually improving Japanese economic climate are among the factors that bode well for equities abroad. Scudder International Fund will continue to provide important access to the expanding range of opportunities for capital appreciation to be found overseas.

     Finally, we would like to take this opportunity to introduce two new funds offered by Scudder in September. Scudder Classic Growth Fund seeks long-term capital appreciation with a higher degree of principal stability than the average growth fund. Scudder 21st Century Growth Fund takes a more aggressive approach, focusing primarily on emerging companies with the potential to benefit from the rapidly changing industrial and economic landscape. For more information on these and other Scudder Fund products and services, please turn to page 26.

     Thank you for your continued investment in Scudder International Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions regarding your account.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder International Fund


                         3 - SCUDDER INTERNATIONAL FUND

PERFORMANCE UPDATE as of September 30, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER INTERNATIONAL FUND
--------------------------------------
1 Year    $ 10,839      8.39%    8.39%
5 Year    $ 15,791     57.91%    9.57%
10 Year   $ 26,658    166.58%   10.30%

--------------------------------------
MSCI EAFE & CANADA INDEX
--------------------------------------
1 Year    $ 10,901      9.01%    9.01%
5 Year    $ 14,774     47.74%    8.11%
10 Year   $ 22,961    129.61%    8.66%
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED SEPTEMBER 30

SCUDDER INTERNATIONAL FUND
Year            Amount
----------------------
'86            $10000
'87            $14395
'88            $11783
'89            $16081
'90            $14566
'91            $16882
'92            $16810
'93            $20757
'94            $22970
'95            $24594
'96            $26658

MSCI EAFE & CANADA INDEX
Year            Amount
----------------------
'86            $10000
'87            $14493
'88            $14319
'89            $17540
'90            $12795
'91            $15542
'92            $14412
'93            $18093
'94            $19894
'95            $21063
'96            $22961

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED SEPTEMBER 30

                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $46.59   $31.96  $39.20 $32.65  $35.30  $34.25  $40.93  $43.73  $45.32  $46.90
INCOME DIVIDENDS..   $  .46   $  .49  $  --  $  .62  $  .55  $  .51  $  .35  $  .34  $  --   $  .40
CAPITAL GAINS
DISTRIBUTIONS.....   $ 8.82   $ 5.37  $ 3.65 $ 2.61  $ 1.77  $  .40  $  --   $ 1.18  $ 1.33  $ 1.69
FUND TOTAL
RETURN (%)........    43.95   -18.15   36.48  -9.42   15.90    -.45   23.48   10.66    7.07    8.39
INDEX
RETURN (%)........    44.93    -1.20   22.49 -27.05   21.47   -7.27   25.54    9.96    5.87    9.01


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                         4 - SCUDDER INTERNATIONAL FUND

PORTFOLIO SUMMARY as of September 30, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 4% Cash Equivalents)
---------------------------------------------------------------------------
Europe                             53%
Japan                              24%
Pacific Basin                      15%
Latin America                       4%
Canada                              3%
Other                               1%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

European companies represent slightly more
than half of the portfolio's equity holdings.
--------------------------------------------------------------------------
SECTORS
(Excludes 4% Cash Equivalents)
--------------------------------------------------------------------------
Manufacturing                             23%
Financial                                 13%
Metals & Minerals                          9%
Service Industries                         8%
Technology                                 6%
Communications                             6%
Health                                     5%
Utilities                                  5%
Durables                                   5%
Other                                     20%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The manufacturing sector contains many beneficiaries of industry consolidation and corporate restructuring.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(14% OF PORTFOLIO)
--------------------------------------------------------------------------
 1. SAP AG
    German computer software manufacturer
 2. L.M. ERICSSON TELEPHONE CO.
    Leading manufacturer of cellular telephone equipment in Sweden
 3. MATSUSHITA ELECTRICAL INDUSTRIAL CO., LTD.
    Leading Japanese manufacturer of consumer electronic products
 4. AEGON INSURANCE GROUP NV
    Insurance company in the Netherlands
 5. ABB AG
    Manufacturer of electrical equipment in Switzerland
 6. TELECOM ITALIA MOBILE SPA
    Cellular telecommunication services in Italy
 7. SGS HOLDINGS SA
    Trade inspection company in Switzerland
 8. HUTCHISON WHAMPOA, LTD.
    Container terminal and real estate company in Hong Kong
 9. VEBA AG
    Electric utility, distributor of oil and chemicals in Germnay
10. ZENECA GROUP PLC
    Holding company: Manufacturing and marketing of pharmaceutical and agrochemical products and specialty chemicals in United Kingdom


Industry leaders among the Fund's top holdings include
a German software company, a Swedish cellular telephone manufacturer, and a Japanese electronics company.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                         5 - SCUDDER INTERNATIONAL FUND

                         Portfolio Management Discussion
Dear Shareholders,

For the six-month period ended September 30, 1996, Scudder International Fund provided a total return of 3.72%. This performance compares favorably with that for both the unmanaged MSCI EAFE plus Canada Index and the average international fund tracked by Lipper Analytical Services, which returned 1.71% and 2.95%, respectively. The Fund's return for the 12 months through September was 8.39%, roughly in keeping with the 9.01% total return for the Index and return of 9.36% for the Lipper average.

The Fund's recent strong relative performance has been due principally to an underweight position in Japan and positive stock selection in Europe. A weaker yen versus the dollar also made a positive contribution. Adjustments in the portfolio have been stock specific, rather than reflecting any major strategic shifts. In Europe, we continued to focus on beneficiaries of industry consolidation and candidates for restructuring. In Japan, we are positioned in globally competitive companies that we believe are beneficiaries of a weaker yen and companies geared to a recovery in the domestic economy.

                          Strong Profitability Outlook
                             for European Companies

In Europe, where slightly more than half of the Fund's assets are invested, growth is moderate and inflation benign. Monetary conditions are easy and should help support a broadening of economic growth. These factors will provide a solid tailwind for corporate profit expansion into next year. Against a backdrop of high unemployment, prospects for a more flexible interpretation of the convergence criteria for joining European Monetary Union (EMU) have emerged. Though markets have responded positively to the possibility of convergence laggards such as Italy and Spain achieving the Maastricht targets, the outcome for EMU remains uncertain and will ultimately be driven by political rather than economic agendas.

Industry consolidation and corporate restructuring are the principal themes driving our investment strategy in Europe today. Corporate mergers are being propelled by the forces of global competition as European managers focus their businesses to achieve cost efficiencies. This process is being facilitated by a trend toward deregulation in European economies. For example, the German banking sector is undergoing fundamental structural change in the wake of deregulation, technological innovation, and increasing foreign competition. Traditional banking relationships are breaking down as clients begin to shop around instead of relying on one institution to meet all financial needs. We believe the winners in the sector will be those banks specializing in niche areas where their product ranges and distribution strategies have an edge. The recent addition of Bayerische Vereinsbank to the portfolio reflects this trend. Bayerische Vereinsbank has a strong presence in traditional lending activities, and is pursuing a niche strategy to expand its private client expertise with innovative products, in addition to focusing on its investment banking business.



                         6 - SCUDDER INTERNATIONAL FUND

The forces of consolidation reshaping the engineering sector in the UK underpin the addition of General Electric Company (GEC) to the portfolio. GEC is a UK industrial company active in defense, power systems, and telecommunications. The company is a recognized leader in the defense arena and should occupy a top position as that industry consolidates in Europe. GEC has a successful joint venture in power systems with Alcatel Alsthom and will probably number among the few surviving players in global power generation as the industry undergoes a period of protracted consolidation. The company has a strong balance sheet and, for the first time in 30 years, changes in its management structure are taking place. In addition, we believe GEC is the most likely partner for US defense companies looking to establish a foothold in Europe.


                              Japanese Upturn Muted
                                   but Ongoing

At 24% of Fund assets, our Japanese position is slightly underweight versus the MSCI index. The Japanese economic recovery has not been as strong as initially anticipated. However, low interest rates and a modest acceleration in the money supply continue to provide a favorable liquidity backdrop. Consumer prices are stable after three years of inflation and the fundamentals of the real estate market appear to be improving. Residential prices are showing signs of bottoming out and the supply of commercial properties is expected to tighten in the next two or three years. The yen continues to move in the right direction and a weaker currency should help to reinflate the economy.

We continue to focus on companies that are beneficiaries of a weaker yen and companies geared to economic recovery. Ishikawajima-Harima Heavy Industries (I.H.I.) is a leading manufacturer of heavy machinery, with business lines that include industrial and environmental plants, power plants, bridges and ships. I.H.I. is strongly positioned in aerospace and defense and is Japan's dominant manufacturer of jet engines. Management has put in place an ambitious five year plan to double profits through cost restructuring, growth in exports and increasing profitability in the shipbuilding division. I.H.I. is attractively valued and is a major beneficiary of a weaker yen.

Kokuyo is illustrative of a Japanese company positioned to benefit from economic recovery. Kokuyo is Japan's largest manufacturer of office supplies and stationery products, and has a substantial sales and distribution network. The company is also one of the largest commercial furniture makers in the country. Profit margins are expected to improve due to cost cutting efforts, a higher level of operating efficiency, and lower depreciation charges. Highly sensitive to economic activity, the commercial furniture market should recover on the back of stronger corporate earnings and an improving office occupancy ratio.

                           Less Established Investment
                           Venues Provide Opportunity

Outside of Japan, growth expectations in Asia have slowed from the torrid pace of recent years. Asia is vulnerable to global supply and demand imbalances, and the slowdown in growth reflects several cyclical factors: pricing weakness in semiconductors and consumer electronics, the impact of a depreciating Japanese


                         7 - SCUDDER INTERNATIONAL FUND
yen on the competitiveness of other Asian exporters, and weak demand in industrial countries. We believe, however, that the long term growth prospects for the region remain intact. Asian countries are still enjoying foreign capital and technology inflows, while expanding regional trade provides a cushion for growth. Against this backdrop, we are adding selectively as attractive opportunities arise.

The recent addition of Kerry Properties to the portfolio reflects our positive view on the recovering property market in Hong Kong and a better economic outlook in China. Kerry is a diversified property company with a high quality investment portfolio. Focused primarily on Hong Kong, the company has locked in low development costs by making strategic land purchases at attractive levels. Development profits are expected to rise substantially as key projects come on stream. The company has an attractive rental portfolio that is skewed towards the luxury market and has considerable price appreciation potential. Kerry also has exposure to prime properties in several major Chinese cities.

Brazil remains our preferred investment arena in Latin America. Lower inflation, progress on privatization and the possibility of strong, investment-led growth underpin this view. We recently added a foothold in Mexico through the acquisition of Telmex, the country's dominant telecommunications provider. While the Mexican government has done a good job of turning the economy around, we continue to have concerns that the recovery will not be broadly based in view of a weakened banking system and declining real wages. Telmex, however, has strong value characteristics in a market dominated by growth stocks. The company has a high level of cash flow which we believe will be used to repurchase shares, thereby enhancing shareholder value. Telmex also has room for aggressive cost cutting, which we expect to begin in 1997 when the regulatory climate improves.

Going forward, the Fund will continue to seek capital appreciation by holding overseas companies we believe are positioned to benefit from strong domestic growth, regional developments, or the globalization of economic activity. We believe Scudder International Fund remains an excellent vehicle for attaining exposure to the many investment opportunities that reside outside of the United States. Thank you for your continued investment in the Fund.

Sincerely,
Your Portfolio Management Team


/s/Carol L. Franklin             /s/Nicholas Bratt

Carol L. Franklin                Nicholas Bratt


/s/Irene T. Cheng                /s/Joan R. Gregory

Irene T. Cheng                   Joan R. Gregory


/s/Francisco S. Rodrigo III

Francisco S. Rodrigo III

                         8 - SCUDDER INTERNATIONAL FUND

                                       INVESTMENT PORTFOLIO as of September 30, 1996

                                                                                                   PRINCIPAL         MARKET
                                                                                                   AMOUNT($)        VALUE($)
-----------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 1.6%
-----------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/96 at 5.7%, to be repurchased at $40,996,490 on 10/1/96, collateralized by a $38,671,000 U.S. Treasury
 Note, 8.875%, 2/15/99 (Cost $40,990,000) ................................................          40,990,000     40,990,000

COMMERCIAL PAPER 2.4%
-----------------------------------------------------------------------------------------------------------------------------
Associates Corp. of North America, 11/21/96 ..............................................          25,000,000     24,807,889
E.I. du Pont de Nemours & Co., 10/7/96 ...................................................          20,000,000     19,982,467
Walt Disney Co., 10/11/96 ................................................................          15,000,000     14,975,617
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (Cost $59,765,973)                                                                          59,765,973
-----------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE BONDS 1.4%
-----------------------------------------------------------------------------------------------------------------------------
GHANA 0.6%
Ashanti Capital Corp., 5.5%, 3/15/03 .....................................................          17,608,000     15,935,240
                                                                                                                   ----------

JAPAN 0.6%
Softbank Corp., 0.5%, 3/29/02 ............................................................  [yen]1,500,000,000     14,837,380
                                                                                                                   ----------

MALAYSIA 0.0%
Renong Bhd. ICULS, 4%, 5/21/01 ...........................................................       MYR 1,620,000        594,697
                                                                                                                   ----------

PHILIPPINES 0.2%
International Container Terminal Services, Inc., 5%, 9/15/01 .............................           7,000,000      6,055,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $40,207,612)                                                                         37,422,317
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                      SHARES
-----------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS 2.6%
-----------------------------------------------------------------------------------------------------------------------------
GERMANY
RWE AG (Producer and marketer of petroleum and chemical products) ........................             700,000     21,382,968
SAP AG (Computer software manufacturer) ..................................................             263,000     44,173,460
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (Cost $22,418,456) ................................................                         65,556,428
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 91.8%
ARGENTINA 0.7%
YPF S.A. "D" (ADR) (Petroleum company) ...................................................             785,000     17,956,875
                                                                                                                   ----------

AUSTRALIA 1.4%
National Australia Bank, Ltd. (Commercial bank) ..........................................           1,141,784     12,023,299
Normandy Mining Ltd. (Invests in mining and oil enterprises in Australia) ................           9,200,671     12,529,565
Woodside Petroleum Ltd. (Major oil and gas producer) .....................................           1,480,100      9,820,263
                                                                                                                   ----------
                                                                                                                   34,373,127
                                                                                                                   ----------


    The accompanying notes are an integral part of the financial statements.


                         9 -- SCUDDER INTERNATIONAL FUND

                                                                                                                     MARKET
                                                                                                   SHARES           VALUE($)
-----------------------------------------------------------------------------------------------------------------------------

BRAZIL 3.1%
Centrais Eletricas Brasileiras S/A "B" (pfd.)(Electric utility) ............................        43,226,227     12,065,496
Companhia Energetica de Minas Gerais (pfd.) (Electric power utility) .......................       548,000,000     16,369,424
Petroleo Brasileiro S/A (pfd.) (Petroleum company) .........................................       108,000,000     12,691,758
Telecomunicacoes Brasileiras S.A. (pfd.) (Telecommunication services) ......................       300,000,000     23,563,978
Usinas Siderurgicas de Minas Gerais S/A (pfd.) (Non-coated flat products and
 electrolytic galvanized products) .........................................................    14,050,000,000     13,897,948
                                                                                                                  -----------
                                                                                                                   78,588,604
                                                                                                                  -----------

CANADA 2.9%
Barrick Gold Corp. (Gold exploration and production in North and South America) ............           755,000     18,872,921
Battle Mountain Gold Co. (Exploration, mining and processing of gold and silver) ...........         2,214,080     16,904,476
Canadian National Railway Co. (Operator of one of Canada's two principal railroads) ........           670,000     13,735,000
Canadian Pacific Ltd. (Transportation and natural resource conglomerate) ...................           225,000      5,203,125
Canadian Pacific Ltd. (Ord.) (Transportation and natural resource conglomerate) ............           709,718     16,464,478
                                                                                                                  -----------
                                                                                                                   71,180,000
                                                                                                                  -----------

FINLAND 1.7%
Nokia AB Oy "A" (Leading manufacturer of cellular telephones) ..............................           515,000     22,971,758
Outokumpu Oy "A" (Metals and minerals) .....................................................         1,113,000     20,452,398
                                                                                                                  -----------
                                                                                                                   43,424,156
                                                                                                                  -----------

FRANCE 6.6%
AXA SA (Insurance group providing insurance, finance and real estate services) .............           302,857     18,140,346
Carrefour (Hypermarket operator and food retailer) .........................................            55,800     31,316,271
Compagnie Financiere de Paribas "A" (Finance and investment company) .......................           309,814     19,912,544
LVMH Moet-Hennessy Louis Vuitton SA (Producer of wines, spirits and luxury
 products) .................................................................................            62,000     13,455,038
Lafarge SA (Leading producer of cement, concrete and aggregates) ...........................           220,000     12,968,735
Pinault-Printemps, SA (Distributor of consumer goods) ......................................            50,000     18,391,250
Schneider SA (Manufacturer of electronic components and automated manufacturing
 systems) ..................................................................................           528,223     24,849,132
Total SA "B" (International oil and gas exploration, development and production) ...........           363,336     28,592,795
                                                                                                                  -----------
                                                                                                                  167,626,111
                                                                                                                  -----------

GERMANY 8.5%
BASF AG (Leading international chemical producer) ..........................................           415,000     13,043,905
Bayer AG (Leading chemical producer) .......................................................           800,000     29,335,691
Bayerische Vereinsbank Girozentrale (Commercial bank) ......................................           550,000     19,087,843
Daimler-Benz AG (Automobile and truck manufacturer) ........................................           437,000     24,008,316
Hoechst AG (Chemical producer) .............................................................           804,000     29,313,898
Mannesmann AG (Bearer) (Diversified construction and technology company) ...................            71,162     26,654,005
Schering AG (Pharmaceutical and chemical producer) .........................................           243,000     18,776,152


    The accompanying notes are an integral part of the financial statements.



                        10 -- SCUDDER INTERNATIONAL FUND

                                                                                                                     MARKET
                                                                                                      SHARES        VALUE($)
-----------------------------------------------------------------------------------------------------------------------------

Siemens AG (Leading electrical engineering and electronics company) ........................           440,000     23,182,006
VEBA AG (Electric utility, distributor of oil and chemicals) ...............................           621,500     32,516,681
                                                                                                                  -----------
                                                                                                                  215,918,497
                                                                                                                  -----------

HONG KONG 5.5%
First Pacific Co., Ltd. (International management and investment company) ..................        14,387,681     21,768,507
HSBC Holdings Ltd. (Bank) ..................................................................         1,208,033     22,417,268
Hong Kong & China Gas Co., Ltd. (Gas utility) ..............................................        12,334,408     20,974,714
Hong Kong & China Gas Co., Ltd. Warrants (expiration 9/30/97)* .............................         1,027,867        312,361
Hutchison Whampoa, Ltd. (Container terminal and real estate company) .......................         4,838,584     32,536,709
Kerry Properties Ltd. (Real estate company)* ...............................................         8,352,000     19,764,852
Television Broadcasts, Ltd. (Television broadcasting) ......................................         5,810,000     21,600,608
                                                                                                                  -----------
                                                                                                                  139,375,019
                                                                                                                  -----------

HUNGARY 0.1%
First Hungary Fund Units (Investment company)(b) ...........................................             3,619      3,431,789
                                                                                                                  -----------

INDONESIA 1.3%
Asia Pulp & Paper Co., Ltd. (ADR) (Producer of pulp and paper)* ............................           853,495     10,135,253
HM Sampoerna (Foreign registered) (Tobacco company) ........................................         1,200,000     11,679,587
Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper) ..................         8,979,712      6,864,336
Indah Kiat Pulp & Paper Warrants (expiration 4/13/01)* .....................................           672,750        275,242
Kalbe Farma (Foreign registered) (Pharmaceutical producer and distributor) .................               700          1,673
Pabrik Kertas Tjiwi Kimia (Operator of pulp and paper factory) .............................         4,732,800      4,637,003
                                                                                                                  -----------
                                                                                                                   33,593,094
                                                                                                                  -----------

ITALY 1.3%
Telecom Italia Mobile SpA (Ord.) (Cellular telecommunication services) .....................        15,200,000     33,727,884
                                                                                                                  -----------

JAPAN 22.7%
Bridgestone Corp. (Leading automobile tire manufacturer) ...................................         1,505,000     27,103,754
Canon Inc. (Leading producer of visual image and information equipment) ....................         1,488,000     29,197,384
DDI Corp. (Long distance telephone and cellular operator) ..................................             2,975     24,016,441
East Japan Railway Co. (Railroad operator) .................................................             2,319     11,178,407
Fujitsu Ltd. (Leading manufacturer of computers) ...........................................         1,015,000      9,639,817
Hitachi Ltd. (General electronics manufacturer) ............................................         2,981,000     28,845,802
Hitachi Metals, Ltd. (Major producer of high-quality specialty steels) .....................           839,000      8,193,800
Horipro Inc. (Growing entertainment production company) ....................................           250,000      3,113,520
Ishikawajima-Harima Heavy Industries Co., Ltd. (Comprehensive heavy machinery
 manufacturer in aerospace and defense fields) .............................................         2,900,000     14,005,017
Ito-Yokado Co., Ltd. (Leading supermarket operator) ........................................           373,000     21,154,825


    The accompanying notes are an integral part of the financial statements.



                        11 -- SCUDDER INTERNATIONAL FUND

                                                                                                                     MARKET
                                                                                                      SHARES        VALUE($)
-----------------------------------------------------------------------------------------------------------------------------

Itochu Corp. (Leading general trading company) .............................................         3,170,000     20,080,548
Japan Associated Finance Co. (Venture capital company) .....................................            90,000      8,144,432
Jusco Co., Ltd. (Major supermarket operator) ...............................................           810,000     24,602,634
Kajima Corp. (Leading contractor engaged in large-scale civil engineering projects) ........         1,435,000     13,242,989
Kawasaki Steel Corp. (Major integrated steelmaker) .........................................         6,500,000     21,781,202
Keyence Corp. (Specialized manufacturer of sensors) ........................................           218,000     26,954,574
Kokuyo (Leading manufacturer of paper stationery) ..........................................           580,000     15,330,168
Kyocera Corp. (Leading ceramic package manufacturer) .......................................           352,000     25,073,022
Mabuchi Motor Co., Ltd. (Manufacturer of DC motors) ........................................           265,000     14,720,903
Matsushita Electric Works, Inc. (Leading maker of building materials and lighting
 equipment) ................................................................................         1,400,000     13,798,047
Matsushita Electrical Industrial Co., Ltd. (Leading manufacturer of consumer
 electronic products) ......................................................................         2,096,000     35,118,000
Mitsubishi Heavy Industries, Ltd. (Diversified heavy machinery manufacturer
 and leading shipbuilder) ..................................................................         2,825,000     22,957,396
NSK Ltd. (Leading manufacturer of bearings and other machinery parts) ......................         1,300,000      8,887,196
Nichiei Co., Ltd. (Finance company for small- and medium-sized firms) ......................           255,500     16,802,885
Nippon Electric Glass Co., Ltd. (Leading producer of cathode-ray tube glass) ...............           161,000      2,625,392
Nisshin Steel Co., Ltd. (Blast furnace steelmaker) .........................................           897,000      3,110,286
Pioneer Electronics Corp. (Leading manufacturer of audio equipment) ........................           750,000     15,321,208
Ricoh Co., Ltd. (Leading maker of copiers and information equipment) .......................         2,130,000     21,756,115
SMC Corp. (Leading maker of pneumatic equipment) ...........................................           273,300     19,099,901
Secom Co., Ltd. (Electronic security system operator) ......................................           170,000     10,738,285
ShinMaywa Industries, Ltd. (Leading maker of dump trucks and other specialty
 vehicles) .................................................................................         1,150,000     10,715,886
Sumitomo Metal Industries, Ltd. (Leading integrated crude steel producer) ..................         7,650,000     21,659,350
Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and copper mining company) ...........         2,200,000     18,548,517
THK Co., Ltd. (Manufacturer of linear motion systems for industrial machinery) .............           357,800      6,315,438
                                                                                                                  -----------
                                                                                                                  573,833,141
                                                                                                                  -----------

KOREA 0.8%
Korea Electric Power Co. (ADR) (Electric utility) ..........................................           465,100      8,778,763
Korea Long Term Credit Bank (Major commercial bank)* .......................................           257,668      5,958,183
Pohang Iron & Steel Co., Ltd. (Leading steel producer) (b) .................................             7,030        503,419
Pohang Iron & Steel Co., Ltd. (ADR) (Leading steel producer) ...............................           292,900      6,260,738
                                                                                                                  -----------
                                                                                                                   21,501,103
                                                                                                                  -----------

MALAYSIA 1.0%
Malayan Banking Bhd. (Leading banking and financial services group) ........................         1,350,000     13,413,004
Renong Bhd (Holding company involved in engineering, construction, financial
 services, telecommunication and information technology)* ..................................         8,100,000     12,411,069
                                                                                                                  -----------
                                                                                                                   25,824,073
                                                                                                                  -----------



    The accompanying notes are an integral part of the financial statements.



                        12 -- SCUDDER INTERNATIONAL FUND

                                                                                                                     MARKET
                                                                                                      SHARES        VALUE($)
-----------------------------------------------------------------------------------------------------------------------------

MEXICO 0.5%
Telefonos de Mexico S.A. de C.V. "L" (ADR) (Telecommunication services) ....................           375,000     12,046,875
                                                                                                                  -----------

NETHERLANDS 5.5%
AEGON Insurance Group NV (Insurance company) ...............................................           695,500     34,318,102
Akzo-Nobel N.V. (Chemical producer) ........................................................           120,000     14,533,139
Elsevier NV (International publisher of scientific, professional, business,
 and consumer information books) ...........................................................         1,676,000     27,696,818
Heineken Holdings N.V. "A" (Brewery) .......................................................           160,000     26,179,270
Philips Electronics N.V. (Leading manufacturer of electrical equipment) ....................           447,000     16,131,153
Wolters Kluwer CVA (Publisher) .............................................................           154,963     19,482,356
                                                                                                                  -----------
                                                                                                                  138,340,838
                                                                                                                  -----------

NEW ZEALAND 0.7%
Telecom Corp. of New Zealand (Telecommunication services) ..................................         3,500,000     16,441,653
                                                                                                                  -----------

NORWAY 0.7%
Saga Petroleum AS "A" (Oil and gas exploration and production) .............................         1,023,200     16,515,911
                                                                                                                  -----------

PHILIPPINES 1.5%
C & P Homes, Inc. (Home construction company) ..............................................        20,318,000     13,746,693
Manila Electric Co. "B" (Electric utility)                                                           2,275,000     16,822,946
SM Prime Holdings Corp. (Leader in commercial center operations) ...........................        30,000,000      6,975,415
                                                                                                                  -----------
                                                                                                                   37,545,054
                                                                                                                  -----------

PORTUGAL 0.2%
Portugal Telecom SA (Telecommunication services) ...........................................           239,300      6,150,126
                                                                                                                  -----------

SPAIN 3.0%
Acerinox, S.A. (Stainless steel producer) ..................................................           217,800     25,341,350
Banco Popular Espanol, S.A. (Retail bank) ..................................................           147,600     27,109,970
Compania Telefonica Nacional de Espana SA (ADR) (Telecommunication services) ...............           381,000     21,193,125
                                                                                                                  -----------
                                                                                                                   73,644,445
                                                                                                                  -----------

SWEDEN 4.0%
Astra AB "A" (Free) (Pharmaceutical company) ...............................................           368,100     15,539,842
L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of cellular telephone
 equipment) ................................................................................         1,540,000     39,077,500
S.K.F. AB "B" (Free)* (Manufacturer of roller bearings) ....................................           750,000     18,036,185
Skandia Foersaekrings AB (Free) (Financial conglomerate) ...................................         1,040,000     28,773,464
                                                                                                                  -----------
                                                                                                                  101,426,991
                                                                                                                  -----------

SWITZERLAND 6.6%
ABB AG (Bearer) (Manufacturer of electrical equipment) .....................................            27,610     33,753,379
CS Holdings (Registered} (Provider of bank services, management services and
 life insurance) ...........................................................................           250,000     24,705,132



    The accompanying notes are an integral part of the financial statements.



                        13 -- SCUDDER INTERNATIONAL FUND

                                                                                                                     MARKET
                                                                                                      SHARES        VALUE($)
-----------------------------------------------------------------------------------------------------------------------------

Ciba-Geigy AG (Bearer) (Pharmaceutical company) ............................................           17,600      22,399,745
Holderbank Financiere Glaris AG (Bearer) (Cement producer) .................................           16,000      11,603,443
Nestle SA (Registered) (Food manufacturer) .................................................           14,737      16,418,813
SGS Holdings SA (Bearer) (Trade inspection company) ........................................           14,490      32,737,608
Sandoz Ltd. AG (Registered) (Pharmaceutical company) .......................................           20,000      24,003,825
                                                                                                                -------------
                                                                                                                  165,621,945
                                                                                                                -------------

TAIWAN 0.6%
China Development Corp. Ltd. (Provider of loan and guarantee services to manufacturing
 and service industries) ...................................................................        2,587,500       7,250,273
Far Eastern Department Stores Ltd. (Department store chain) ................................        5,250,000       7,049,672
                                                                                                                -------------
                                                                                                                   14,299,945
                                                                                                                -------------

THAILAND 1.2%
Bangkok Bank Ltd. (Foreign registered) (Leading commercial bank) ...........................        1,250,000      16,318,666
Thai Farmers Bank Ltd. (Foreign registered) (Commercial bank) ..............................        1,500,000      15,807,479
Thai Farmers Bank Ltd. Warrants (expiration 9/15/02) (b)* ..................................          187,500         501,357
                                                                                                                -------------
                                                                                                                   32,627,502
                                                                                                                -------------

UNITED KINGDOM 9.7%
Glaxo Wellcome PLC (Researches, develops, manufactures and markets pharmaceuticals) ........          422,500       6,623,097
BOC Group PLC (Producer of industrial gases) ...............................................          850,000      11,648,192
British Petroleum PLC (Major integrated world oil company) .................................        2,951,776      30,632,353
Carlton Communications PLC (Television post production products and services) ..............        3,487,500      26,366,032
General Electric Co., PLC (Manufacturer of power, communications and defense
 equipment and other various electrical components) ........................................        4,450,000      27,548,000
Pearson PLC (Diversified media and entertainment holding company) ..........................          590,200       6,300,384
PowerGen PLC (Electric utility) ............................................................        2,538,059      19,227,840
RTZ Corp., PLC (Mining and finance company) ................................................        1,688,460      25,860,388
Reuters Holdings PLC (International news agency) ...........................................        2,639,600      30,512,096
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) .............        2,358,984      28,819,161
Zeneca Group PLC (Holding company: manufacturing and marketing of pharmaceutical
 and agrochemical products and specialty chemicals) ........................................        1,285,000      31,940,157
                                                                                                                -------------
                                                                                                                  245,477,700
                                                                                                                -------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,856,118,405)                                                                       2,320,492,458
-----------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                        14 -- SCUDDER INTERNATIONAL FUND

                                                                                                   PRINCIPAL         MARKET
                                                                                                   AMOUNT($)        VALUE($)
-----------------------------------------------------------------------------------------------------------------------------

PURCHASED OPTIONS 0.2%
-----------------------------------------------------------------------------------------------------------------------------
Put on Japanese Yen, strike price 110, expire 7/10/97 ...............................     JPY   11,500,000,000      2,024,000
Put on Japanese Yen, strike price 110, expire 7/10/97 ...............................     JPY   11,500,000,000      2,024,000
Put on Japanese Yen, strike price 110, expire 7/10/97 ...............................     JPY   11,500,000,000      2,081,500
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS (Cost $5,801,750)                                                                           6,129,500
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $2,025,302,196)(a)                                                   2,530,356,676
-----------------------------------------------------------------------------------------------------------------------------

 (a)  The cost for federal income tax purposes was $2,031,963,862. At September 30, 1996, net unrealized appreciation for all securities based on tax cost was $498,392,814. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $560,242,848 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $61,850,034.

 (b)  Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at
      September 30, 1996 aggregated $4,588,313. See Note A of the Notes to Financial Statements.

   *  Non-income producing security.

      Sector breakdown of the Fund's equity securities is noted on page 5.


      At September 30, 1996, outstanding written call options were as follows (Note A):

                                   PRINCIPAL            EXPIRATION           STRIKE                 MARKET
                                     AMOUNT                DATE               PRICE                VALUE($)
                              -----------------------------------------------------------------------------
      Japanese Yen .......    JPY   11,500,000,000     July 10, 1997       JPY  99.22               816,500
      Japanese Yen .......    JPY   11,500,000,000     July 10, 1997       JPY  99.06               816,500
      Japanese Yen .......    JPY   11,500,000,000     July 10, 1997       JPY  98.98               778,550
                                                                                                  ---------

      Total outstanding written options (Premiums received $5,801,750)                            2,411,550
                                                                                                  =========
-----------------------------------------------------------------------------------------------------------



      Transactions in written call options during the six months ended September 30, 1996 were:

                                                                                     PREMIUMS
                                                         PRINCIPAL AMOUNT           RECEIVED($)
                                                       ----------------------------------------
       Outstanding at
          March 31, 1996                               JPY   32,532,000,000          12,317,038
          Contracts written                            JPY   34,500,000,000           5,801,750
          Contracts closed                             JPY  (19,352,000,000)         (8,047,848)
          Contracts expired                            JPY  (13,180,000,000)         (4,269,190)
                                                       ----------------------------------------

       Outstanding at
          September 30, 1996                           JPY   34,500,000,000           5,801,750
                                                             ==============          ==========




    The accompanying notes are an integral part of the financial statements.



                        15 -- SCUDDER INTERNATIONAL FUND

                                                FINANCIAL STATEMENTS

                                        Statement of Assets and Liabilities

                                              as of September 30, 1996

ASSETS
--------------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $2,025,302,196)(Note A) .............   $2,530,356,676
          Cash ........................................................................          268,175
          Foreign currency holdings, at market (identified cost $9,066,737) ...........        9,056,037
          Receivable on investments sold ..............................................       12,548,291
          Receivable on Fund shares sold ..............................................        2,216,024
          Dividends and interest receivable ...........................................        5,096,105
          Foreign taxes recoverable ...................................................        2,314,128
          Other assets ................................................................            8,142
                                                                                          --------------
          Total assets ................................................................    2,561,863,578

LIABILITIES
--------------------------------------------------------------------------------------------------------
          Payable for investments purchased ...........................................   $   17,359,244
          Payable for Fund shares redeemed ............................................        2,537,876
          Accrued management fee (Note C) .............................................        1,714,368
          Other accrued expenses (Note C) .............................................        1,135,382
          Written options, at market (premiums received $5,801,750)(Note A) ...........        2,411,550
          Other payables ..............................................................          436,943
                                                                                          --------------
          Total liabilities ...........................................................       25,595,363
          ----------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE                                                     $2,536,268,215
          ----------------------------------------------------------------------------------------------

NET ASSETS
--------------------------------------------------------------------------------------------------------
          Net assets consist of:
          Undistributed net investment income .........................................   $      769,211
          Unrealized appreciation on:
               Investments ............................................................      505,054,480
               Written options ........................................................        3,390,200
               Foreign currency related transactions ..................................           65,020
          Accumulated net realized gain ...............................................       87,550,066
          Capital stock ...............................................................          540,793
          Additional paid-in capital ..................................................    1,938,898,445
          ----------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE                                                     $2,536,268,215
          ----------------------------------------------------------------------------------------------

NET ASSET VALUE
--------------------------------------------------------------------------------------------------------
          NET ASSET VALUE, offering and redemption price per share ($2,536,268,215 /
               54,079,301 shares of capital stock outstanding, $.01 par value,            --------------
               100,000,000 shares authorized) .........................................           $46.90
                                                                                          --------------


    The accompanying notes are an integral part of the financial statements.



                        16 -- SCUDDER INTERNATIONAL FUND

                                              Statement of Operations

                                        six months ended September 30, 1996

INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
          Income:
          Dividends (net of foreign taxes withheld of $3,656,160) .....................   $ 25,229,699
          Interest (net of foreign taxes withheld of $5,601) ..........................      3,805,225
                                                                                          ------------
                                                                                            29,034,924
                                                                                          ------------

          Expenses:
          Management fee (Note C) .....................................................     10,443,197
          Services to shareholders (Note C) ...........................................      1,956,490
          Custodian and accounting fees (Note C) ......................................      1,302,808
          Directors' fees (Note C) ....................................................         36,910
          Reports to shareholders .....................................................        234,687
          Auditing ....................................................................         71,742
          Legal .......................................................................         39,288
          State Registration ..........................................................         38,791
          Other .......................................................................        115,640
                                                                                          ------------
                                                                                            14,239,553
          --------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME                                                           $ 14,795,371
          --------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
------------------------------------------------------------------------------------------------------
          Net realized gain from:
          Investments .................................................................     47,640,042
          Written options .............................................................     12,317,038
          Foreign currency related transactions .......................................     27,967,571
                                                                                          ------------
                                                                                            87,924,651
                                                                                          ------------
          Net unrealized appreciation (depreciation) during the period on:
          Investments .................................................................     (2,638,333)
          Written options .............................................................     (8,718,101)
          Foreign currency related transactions .......................................        118,081
                                                                                          ------------
                                                                                           (11,238,353)
                                                                                          ------------
          Net gain on investment transactions .........................................     76,686,298
          --------------------------------------------------------------------------------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $ 91,481,669
          --------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.



                        17 -- SCUDDER INTERNATIONAL FUND

                                        Statements of Changes in Net Assets


                                                                               SIX MONTHS
                                                                                  ENDED           YEAR ENDED
                                                                              SEPTEMBER 30,        MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                                                 1996               1996
-------------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income ...........................................   $   14,795,371   $   20,332,419
          Net realized gain from investment transactions ..................       87,924,651       97,431,462
          Net unrealized appreciation (depreciation) on investment
               transactions during the period .............................      (11,238,353)     293,552,612
                                                                              --------------   --------------
          Net increase in net assets resulting from operations ............       91,481,669      411,316,493
                                                                              --------------   --------------
          Distributions to shareholders from:
          Net investment income ...........................................               --      (20,899,123)
                                                                              --------------   --------------
          Net realized gains ..............................................      (28,118,813)     (61,655,254)
                                                                              --------------   --------------
          Fund share transactions:
          Proceeds from shares sold .......................................      255,321,131      566,171,226
          Net asset value of shares issued to shareholders in
               reinvestment of distributions ..............................       26,310,854       75,365,736
          Cost of shares redeemed .........................................     (323,680,943)    (647,503,731)
                                                                              --------------   --------------
          Net decrease in net assets from Fund share transactions .........      (42,048,958)      (5,966,769)
                                                                              --------------   --------------
          INCREASE IN NET ASSETS ..........................................       21,313,898      322,795,347
          Net assets at beginning of period ...............................    2,514,954,317    2,192,158,970
          NET ASSETS AT END OF PERIOD (including undistributed net
               investment income of $769,211 and accumulated
               distributions in excess of net investment income of            --------------   --------------
               $14,026,160, respectively) .................................   $2,536,268,215   $2,514,954,317
                                                                              --------------   --------------

OTHER INFORMATION
-------------------------------------------------------------------------------------------------------------
          INCREASE (DECREASE) IN FUND SHARES
          Shares outstanding at beginning of period .......................       55,022,967       55,183,581
                                                                              --------------   --------------
          Shares sold .....................................................        5,495,846       12,911,834
          Shares issued to shareholders in reinvestment of
               distributions ..............................................          559,092        1,726,196
          Shares redeemed .................................................       (6,998,604)     (14,798,644)
                                                                              --------------   --------------
          Net decrease in Fund shares .....................................         (943,666)        (160,614)
                                                                              --------------   --------------
          Shares outstanding at end of period .............................       54,079,301       55,022,967
                                                                              --------------   --------------



    The accompanying notes are an integral part of the financial statements.



                        18 -- SCUDDER INTERNATIONAL FUND

                                                       FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.



                                  SIX MONTHS
                                    ENDED
                                 SEPTEMBER 30,                                YEARS ENDED MARCH 31,
                                     1996    1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of      ------------------------------------------------------------------------------------------------
  period ........................  $45.71   $39.72   $42.96   $35.69   $34.36   $34.69   $37.00   $34.79   $33.43  $ 44.05   $36.93
                                   ------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income ...........     .27      .38      .21      .31      .38      .44      .80      .49      .40      .45      .47
Net realized and unrealized
  gain (loss) on investment
  transactions ..................    1.43     7.19    (1.03)    7.74     2.64     (.37)    (.39)    5.30     4.15     (.86)   13.07
Total from investment              ------------------------------------------------------------------------------------------------
  operations ....................    1.70     7.57    (.82)     8.05     3.02      .07      .41     5.79     4.55     (.41)   13.54
                                   ------------------------------------------------------------------------------------------------
Less distributions:
From net investment income ......      --     (.40)     --      (.63)    (.83)      --     (.74)    (.43)    (.13)    (.82)    (.49)
In excess of net investment
  income ........................      --       --      --      (.06)      --       --       --       --       --       --       --
From net realized gains on
  investment transactions .......    (.51)   (1.18)  (2.42)     (.09)    (.86)    (.40)   (1.98)   (3.15)   (3.06)   (9.39)   (5.93)
                                   ------------------------------------------------------------------------------------------------
Total distributions .............    (.51)   (1.58)  (2.42)     (.78)   (1.69)    (.40)   (2.72)   (3.58)   (3.19)  (10.21)   (6.42)
                                   ------------------------------------------------------------------------------------------------
Net asset value, end of            ------------------------------------------------------------------------------------------------
  period ........................  $46.90   $45.71   $39.72   $42.96   $35.69   $34.36   $34.69   $37.00   $34.79  $ 33.43   $44.05
                                   ------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) ................    3.72**  19.25    (2.02)   22.69     9.12      .18     1.46    17.08    14.34     (.47)   40.18
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) ..................   2,536    2,515    2,192    2,198    1,180      933      929      783      550      559      791

Ratio of operating expenses
  to average net assets (%) .....    1.11*    1.14     1.19     1.21     1.26     1.30     1.24     1.18     1.22     1.21     1.09
Ratio of net investment income
  to average net assets (%) .....     .58(c)   .86      .48      .75     1.13     1.25     2.22     1.33     1.20     1.16     1.19
Portfolio turnover rate (%) .....    35.1*    45.2     46.3     39.9     29.2     50.4     70.1     49.4     48.3     54.8     66.5
Average commission rate
  paid(b) .......................  $.0002   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --  $    --   $   --


(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after
    September 1, 1995.
(c) The ratio for the six months ended September 30, 1996 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned rateably throughout the fiscal year.
*   Annualized
**  Not annualized







                        19 -- SCUDDER INTERNATIONAL FUND

                         NOTES TO FINANCIAL STATEMENTS

                       A. SIGNIFICANT ACCOUNTING POLICIES

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $4,436,565 (.17% of net assets) and have been noted in the investment portfolio as of September 30, 1996. Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects





                        20 -- SCUDDER INTERNATIONAL FUND
to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:




                        21 -- SCUDDER INTERNATIONAL FUND

 (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 1995 through March 31, 1996, the Fund incurred approximately $314,000 of net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 1997.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.



                        22 -- SCUDDER INTERNATIONAL FUND

                      B. PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 1996, purchases and sales of investment securities (excluding short-term investments) aggregated $432,969,780 and $426,400,118, respectively.

                               C. RELATED PARTIES

On September 5, 1996, the Fund's Board of Directors approved a new Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"). Under the Management Agreement the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of approximately 0.90% of the first $500,000,000 of average daily net assets, 0.85% of the next $500,000,000 of such net assets, 0.80% of the next $1,000,000,000 of such net assets, .75% of the next $1,000,000,000 of such net assets, and 0.70% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly.

Under the Investment Management Agreement between the Fund and the Adviser which was in effect prior to September 5, 1996 (the "Agreement"), the Fund agreed to pay to the Adviser a fee equal to an annual rate of 0.90% on the first $500,000,000 of the Fund's average daily net assets, 0.85% on the next $500,000,000, 0.80% on the next $1,000,000,000, and 0.75% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. The agreements also provide that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended September 30, 1996, the fee pursuant to both agreements amounted to $10,443,197 which was equivalent to an annual effective rate of .82% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $1,238,513 charged to the Fund by SSC for the six months ended September 30, 1996, of which $206,131 is unpaid at September 30, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended September 30, 1996, the amount charged to the Fund by STC aggregated $311,522, of which $54,581 is unpaid at September 30, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1996, the amount charged to the Fund by SFAC aggregated $398,669, of which $65,856 is unpaid at September 30, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1996, Directors' fees aggregated $36,910.


                        23 -- SCUDDER INTERNATIONAL FUND

                               D. LINES OF CREDIT

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.






                        24 -- SCUDDER INTERNATIONAL FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Fund:

We have audited the accompanying statement of assets and liabilities of Scudder International Fund, including the investment portfolio, as of September 30, 1996, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended, and for the year ended March 31, 1996, and the financial highlights for the six months ended September 30, 1996 and for each of the ten years in the period ended March 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder International Fund as of September 30, 1996, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended March 31, 1996, and the financial highlights for the six months ended September 30, 1996 and for each of the ten years in the period ended March 31, 1996, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
November 15, 1996




                        25 -- SCUDDER INTERNATIONAL FUND

                        Investment Products and Services


The Scudder Family of Funds
--------------------------------------------------------------------------------
Money Market
     Scudder Cash Investment Trust
     Scudder U.S. Treasury Money Fund

Tax Free Money Market+
     Scudder Tax Free Money Fund
     Scudder California Tax Free Money Fund*
     Scudder New York Tax Free Money Fund*

Tax Free+
     Scudder California Tax Free Fund*
     Scudder High Yield Tax Free Fund
     Scudder Limited Term Tax Free Fund
     Scudder Managed Municipal Bonds
     Scudder Massachusetts Limited Term
       Tax Free Fund*
     Scudder Massachusetts Tax Free Fund*
     Scudder Medium Term Tax Free Fund
     Scudder New York Tax Free Fund*
     Scudder Ohio Tax Free Fund*
     Scudder Pennsylvania Tax Free Fund*

Growth and Income
     Scudder Balanced Fund
     Scudder Growth and Income Fund

Income
     Scudder Emerging Markets Income Fund
     Scudder Global Bond Fund
     Scudder GNMA Fund
     Scudder High Yield Bond Fund
     Scudder Income Fund
     Scudder International Bond Fund
     Scudder Short Term Bond Fund
     Scudder Zero Coupon 2000 Fund

Growth
     Scudder Capital Growth Fund
     Scudder Classic Growth Fund
     Scudder Development Fund
     Scudder Emerging Markets Growth Fund
     Scudder Global Discovery Fund
     Scudder Global Fund
     Scudder Gold Fund
     Scudder Greater Europe Growth Fund
     Scudder International Fund
     Scudder Latin America Fund
     Scudder Micro Cap Fund
     Scudder Pacific Opportunities Fund
     Scudder Quality Growth Fund
     Scudder Small Company Value Fund
     Scudder 21st Century Growth Fund
     Scudder Value Fund
     The Japan Fund

Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------
     IRAs
     Keogh Plans
     Scudder Horizon Plan*+++ (a variable annuity)
     401(k) Plans
     403(b) Plans
     SEP-IRAs
     Profit Sharing and Money Purchase
       Pension Plans

Closed-End Funds#
--------------------------------------------------------------------------------
     The Argentina Fund, Inc.
     The Brazil Fund, Inc.
     The First Iberian Fund, Inc.
     The Korea Fund, Inc.
     The Latin America Dollar Income Fund, Inc.
     Montgomery Street Income Securities, Inc.
     Scudder New Asia Fund, Inc.
     Scudder New Europe Fund, Inc.
     Scudder World Income  Opportunities
       Fund, Inc.

Institutional Cash Management
--------------------------------------------------------------------------------
     Scudder Institutional Fund, Inc.
     Scudder Fund, Inc.
     Scudder Treasurers Trust(TM)++


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

                        26 - SCUDDER INTERNATIONAL FUND

                             How to Contact Scudder

Account Service and Information

                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information

                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:

                  http://funds.scudder.com

Or Stop by a Scudder Funds Center

                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:
                   Boca Raton             New York
                   Boston                 Portland, OR
                   Chicago                San Diego
                   Cincinnati             San Francisco
                   Los Angeles            Scottsdale
                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                        27 - SCUDDER INTERNATIONAL FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.







This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER